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                                                                  Exhibit 10.15a
                          AMENDMENT TO RIGHTS AGREEMENT
                         BETWEEN ARADIGM CORPORATION AND

                                BANKBOSTON, N.A.


        THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of October 22, 2001, by and between ARADIGM CORPORATION, a California corporation (the "Company"), and FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.), a national banking association, as rights agent (the "Rights Agent").

        WHEREAS, the Company has entered into a Stock Purchase Agreement (the "Novo Purchase Agreement") by and between the Company and Novo Nordisk Pharmaceuticals, Inc. ("Novo Nordisk"), pursuant to which the Company will sell shares of its Common Stock to Novo Nordisk.

        WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement, dated as of August 31, 1998 (the "Rights Agreement");

        WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement to appoint EquiServe Trust Company, N.A. as the successor rights agent under the Rights Agreement.

        WHEREAS, the Company desires to amend the Rights Agreement in connection with the execution and delivery of the Novo Purchase Agreement; and

        WHEREAS, the Board of Directors of the Company has approved this Amendment and authorized its appropriate officers to execute and deliver the same to the Rights Agent.

        NOW, THEREFORE, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

        1. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

        2. The definition of "Acquiring Person" set forth in Section 1(a) of the Rights Agreement is amended by adding the following sentence to the end of that section:

                Notwithstanding the foregoing, none of Novo Nordisk A/S, its Affiliates and Associates (collectively, "Novo Nordisk") shall be deemed to be an "Acquiring Person" for the purposes of this Agreement; provided, that the foregoing exemption shall cease to apply if Novo Nordisk becomes the Beneficial Owner of any additional Common Shares after the date hereof without the approval of a majority of the independent members of the Board of Directors of the Company other than in connection with the Stock Purchase Agreement dated as of October 22, 2001 (the "Novo Purchase Agreement") by and between the Company and Novo Nordisk Pharmaceuticals, Inc.

        3. The definition of "Shares Acquisition Date" in Section l(n) of the Rights Agreement is hereby deleted in its entirety and replaced with the following:



                                       1.
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        "SHARES ACQUISITION DATE" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such provided, however that, if such Person is determined not to have become an Acquiring Person pursuant to clause (y) of Subsection 1(a)(B) hereof or the last sentence of Section 1(a) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

        4. Section 21 of the Rights Agreement is hereby deleted in its entirety and replaced with the following:

        Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation, trust company or limited liability company organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has individually or combined with an affiliate at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million dollars. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.



                                       2.
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        5. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

        6. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        7. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

        8. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        9. This Amendment shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

        10. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        11. The Company hereby certifies to the Rights Agent that this Amendment is in compliance with Section 27 of the Rights Agreement.



                                       3.
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                  SIGNATURE PAGE TO RIGHTS AGREEMENT AMENDMENT


        IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and year first above written.



                                            ARADIGM CORPORATION

                                            By: /s/ Igor Gonda
                                                -------------------------------

                                            Name: Igor Gonda
                                                  -----------------------------

                                            Title: Chief Scientific Officer
                                                   ----------------------------


Attest:

/s/ Michael Molkentin
--------------------------------
Michael Molkentin
Acting Chief Financial Officer



                                            FLEET NATIONAL BANK

                                            By:  /s/ Margaret Prentice
                                                 ------------------------------

                                            Name: Margaret Prentice
                                                  -----------------------------

                                            Title: Managing Director
                                                   ----------------------------



                  SIGNATURE PAGE TO RIGHTS AGREEMENT AMENDMENT